SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT — October 29, 2010
(Date of Earliest Event Reported)
CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-8519

Ohio	31-1056105

(State of Incorporation)	(I.R.S. Employer
Identification No.)

221 East Fourth Street, Cincinnati, Ohio	45202

(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (513) 397-9900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.
          On October 29, 2010, the Board of Directors adopted an interim executive compensation recoupment/clawback policy (the “Policy”) that reflects the preliminary requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), with the intention that the Policy will be modified when final regulations required by the Dodd-Frank Act are adopted by the Securities and Exchange Commission in 2011.
          The Policy is effective as of January 1, 2011 (the “Effective Date”) for any current executive officer or former executive officer that terminates employment after the Effective Date and shall apply to cash and equity-based incentive compensation that is approved, granted or awarded on or after the Effective Date.
          A copy of the Policy is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Executive Compensation Recoupment/Clawback Policy

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

Date: November 4, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Executive Compensation Recoupment/Clawback Policy